ANN E. OGLANIAN
                             Attorney-at-Law
                           100 Heritage Reserve
                     Menomonee Falls, Wisconsin  53051

                         	November 16, 1995

Strong Heritage Reserve Series, Inc.
100 Heritage Reserve
Menomonee Falls, Wisconsin  53051

Dear Sir or Madam:

Reference is made to Post-Effective Amendment No. 1 to the Registration Statement under the Securities Act of 1933 (the "1933 Act") and the Investment Company Act of 1940 (the "1940 Act") on Form N-1A (the "Post-Effective Amendment") to be filed by you with the Securities and Exchange Commission. Reference is also made to the 500,000,000 shares (the "Shares") specified in said Post-Effective Amendment. I have examined such documents, certificates, and opinions and have made such investigations as I have deemed necessary for the purposes of this opinion.

It is my opinion that the Shares were legally issued, fully paid, and non-assessable, except to the extent provided in Section 180.0622(2)(b) of the Wisconsin Statutes, or any successor provision, which provides that shareholders of a corporation organized under Chapter 180 of the Wisconsin Statutes may be assessed up to the par value of their shares to satisfy the obligations of such corporation to its employees for services rendered, but not exceeding six months service in the case of any individual employee. I consent to the use of this opinion as an exhibit in the Post-Effective Amendment.

You have advised us that you have elected to comply with the provisions of Rule 485 under the 1933 Act. We understand that the Post-Effective Amendment is for the sole purpose of increasing the number or amount of securities proposed to be offered pursuant to Section 24(e) of the 1940 Act.

Based upon the foregoing, we hereby advise you that the Post-Effective Amendment does not include disclosure which we believe would render it ineligible to become effective pursuant to paragraph (b) of Rule 485.

                                        Sincerely,

                                        /s/ Ann E. Oglanian

                                        Ann E. Oglanian, Esq.